Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services (the “Review”) described below on loans backed by residential properties (both residential mortgage loans and small balance commercial loans secured by residential properties or mixed-use properties being leased to generate income; together the “Loans”) acquired by Deephaven Mortgage LLC (the “Client”) through its correspondent flow business channel. The Review was conducted from December 2017 through March 2019 on Loans with origination dates from February 2016 through February 2019 via files imaged and provided by the Client or its designee for review.

(2) Sample size of the assets reviewed.

During the course of the securitization evaluation process, the Client may have removed loans that were reviewed by AMC from the securitization for paid-in-full mortgage loans or other items that were not disclosed to AMC. The final population of the Review covered 738 Loans totaling an aggregate original principal balance of approximately $295.37 million. To AMC’s knowledge, the Review covered 100% of the securitization loan population.

Within this population there were 581 Loans that were reviewed by AMC to nationally recognized statistical rating organizations, NRSRO(s), standards for compliance, credit, and valuation (the “Residential Population”) and 157 Loans were not reviewed for compliance given the stated loan purpose (investor small balance commercial real estate loans secured by residential property; the “SBCRE Population”).

(3) Determination of the sample size and computation.

The Review was conducted consistent with the criteria, as may be relevant for this securitization, for the NRSRO(s) identified in Item 3 of the ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by the Client to the data found in the Loan file as captured during the Review. The fields captured varied dependent upon such Loan being in the Residential Population or the SBCRE Population as delineated below. Additional detail can be found in the result summary for Data Integrity below.

RESIDENTIAL POPULATION (62 Fields)

# of Bedrooms	Coborrower SSN	Occupancy
# of Units	Coborrower Total Income	Original CLTV
Amortization Term	Contract Sales Price	Original Interest Rate
Amortization Type	Doc Type	Original Loan Amount
Appraisal Date	First Interest Rate Change Date	Original LTV
Balloon Flag	First Payment Date	Original P&I
Borrower Birth Date	Index Type	Original Term
Borrower First Name	Interest Only	Originator Application Date
Borrower FTHB	Interest Rate Initial Cap	Originator Loan Designation
Borrower Last Name	Interest Rate Life Max	PITIA Reserves Months
Borrower Qualifying FICO	Interest Rate Life Min	Prepayment Penalty
Borrower Self-Employed?	Interest Rate Periodic Cap	Prepayment Penalty Period (months)
Borrower SSN	Interest Rate Periodic Floor	Product Description
Borrower Total Income	Investor: Qualifying Housing Ratio	Property Type
City	Investor: Qualifying Total Debt Ratio	Purpose
Coborrower Birth Date	Lien Position	Refi Purpose
Coborrower First Name	LTV Valuation Value	Representative FICO
Coborrower FTHB	Margin	State
Coborrower Last Name	Maturity Date	Street
Coborrower Qualifying FICO	Next Interest Rate Change Date	Zip
Coborrower Self-Employed?	Note Date

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SBCRE POPULATION (51 Fields)

# of Units	Index Type	Original Interest Rate
Amortization Term	Index Value	Original Loan Amount
Amortization Type	Interest Only	Original LTV
Appraisal Date	Interest Rate Initial Floor	Original P&I
Balloon Flag	Interest Rate Life Max	Original Term
Borrower First Name	Interest Rate Life Min	Origination Channel
Borrower Last Name	Interest Rate Periodic Cap	PITIA Reserves Months
Borrower Qualifying FICO	Interest Rate Periodic Floor	Prepayment Penalty
Borrower SSN	Investor: Qualifying Total Debt Ratio	Prepayment Penalty Enforcement
City	Lien Position	Prepayment Penalty Period (months)
Coborrower First Name	LTV Valuation Value	Property Type
Coborrower Last Name	Margin	Purpose
Coborrower Qualifying FICO	Maturity Date	Refi Purpose
Coborrower SSN	MERS Min Number	Representative FICO
Contract Sales Price	Note Date	State
First Interest Rate Change Date	Occupancy	Street
First Payment Date	Original CLTV	Zip

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

AMC’s review was differentiated by the purpose of the loan in question and the guidelines for such loan origination. The description below differentiates between the Residential Population and the SBCRE Population.

Residential Population (581 Loans)

AMC reviewed asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable for the Residential Population, the Ability to Repay and Qualified Mortgage requirements described below, that were provided to AMC. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the mortgage loan file was also performed.

Credit Application: For the Credit Application, AMC verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s employment history.

Credit Report: AMC’s review included confirming that a credit report, that met guideline requirements, was present for each borrower and that such borrower’s credit profile adhered to the guidelines. In order to make this determination, AMC: (i) captured the monthly consumer debt payments for use in relevant calculations, (ii) noted and researched the Real Estate Owned and fraud alerts, (iii) gathered liabilities listed on the credit report to be included in the debt to income ratio as appropriate, and (iv) gathered data required for the ASF tape submission including (a) the most recent FICO (scores from Equifax, Experian, and Transunion if available), (b) the most recent FICO date, (c) the longest trade line, (d) the maximum trade line, (e) the number of trade lines, and (f) the credit usage ratio.

Employment and Income: AMC determined whether applicable supporting employment and income documentation required by the guidelines, and as applicable Appendix Q or ATR, was present in the mortgage loan file and where possible, wasn’t fraudulent. This documentation was used to verify whether the income used to qualify the mortgage loan was calculated in accordance with the guidelines and may have included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, (vi) IRS tax transcripts, and (vii) Bank Statements.

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Asset Review: AMC assessed whether the asset documentation required by the guidelines, and as applicable, Appendix Q or ATR, was present in the mortgage loan file. Utilizing this documentation, AMC completed a review of the reserve calculation and any large deposits. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

Hazard/Flood Insurance/Taxes: A review of the insurance present on the mortgage loan was also performed by AMC. During the course of this review, AMC (i) verified that the hazard insurance met the minimum required amount of coverage in the guidelines, (ii) confirmed that the mortgage clause listed the lender’s name and “its successors and assigns,”, (iii) confirmed that the premium amount on both the hazard and flood insurance matched what was used in the DTI calculations, (iv) reviewed the tax certificate to verify and compare monthly escrows used to calculate DTI matched, (v) confirmed that the flood certification was for the correct borrower, property, lender and mortgage loan number and was a “Life of Loan” certification, and (vi) completed other property specific items including (a) for condominium properties, confirming that the blanket policy met the minimum amount of coverage in the guidelines and (b) for properties in a flood zone per the flood certification, confirming that flood insurance met guideline requirements and met the minimum required amount of coverage in the guidelines.

Occupancy Review: AMC confirmed the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Guideline Review: During the course of the review, AMC confirmed the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics examined included (i) DTI of the borrower, (ii) the LTV/TLTV/HTLTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, (vi) property usage, and (vii) other property specific items including (a) for condominium or cooperative properties, assessing whether the condominium or cooperative project adheres to required guidelines.

Fraud Review: AMC reviewed fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, AMC conditioned the mortgage loan for the missing fraud report product.

If a report was present, AMC reviewed the report for (i) any name variations for the borrowers, (ii) any social security number variations for the borrowers, (iii) any potential occupancy issues based on the borrower’s address history, (iv) any noted employment issues, and (v) any additional consumers associated with the borrower’s profile. If any findings were noted, AMC confirmed that such findings and/or variations were addressed by the originator in the origination of the asset or that such red flag issues were fully addressed via mortgage loan documentation provided.

Title Review: AMC’s review included a review of the chain of title and the duration of ownership by the seller or borrower (whichever is applicable) satisfied the guidelines. Included in this review was a verification of whether the appropriate vestee was on the title documentation (if a purchase, the seller; if a refinance, the borrower) and that the title commitment addressed issues such as assessments; covenants, conditions and restrictions; access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; environmental liens, and oil/gas leases.

Additional Review of Mortgage Loan File: AMC also reviewed the closing documents to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation. Included in the portion of the review are items such as reviewing for (i) evidence of primary mortgage insurance, (ii) if the property is located in an area that was listed as a FEMA disaster zone post origination, (iii) the presence of loan modification documents, and (iv) general conformity to Fannie Mae or Freddie Mac approved formats at the time of origination.

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Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”) and/or loan-to-value ratios (“LTV(s)”) were used in the assessment of conformity guidelines.

SBCRE Population (157 Loans)

Each loan was reviewed for adherence to the relevant credit policy as indicated by the Client. For this review, procedures followed included:

▪	Reviewing the provided Note, Mortgage/DOT, and Guaranty Agreement(s) to confirm execution, adherence to the credit policy, and agreement with other Loan Approval documentation.
▪	Examining appraisal reports, BPO’s, and appraisal reviews to determine if the property type is consistent with underwritten property type and usage (such as evidence/an indication of either owner or tenant occupancy) and comparing this information against other relevant information contained within applicable sections of the loan file to evaluate consistency, accuracy, and adheres to the credit policy.
▪	Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to credit policy requirements.
▪	Reviewing credit reporting, VOR/VOM, Background Check(s), and any applicable Letter(s) of Explanation to confirm accuracy, adherence to credit policy requirements, and consistency with the Final Loan Approval worksheet.
▪	Reviewing HUD-1’s, Title Search, Purchase Agreements, existing leases/rent rolls, and verification of funds with loan terms, and underwritten approved terms and amounts/LTV/LTC as well as adherence to credit policy requirements.
▪	Reviewing LOI/LOE(s) for presence of un-qualified statement of business and occupancy intent, confirmation that the LOI/LOE cited address is consistent with the subject property address, and that signatory(s) are consistent with the identified borrower(s)/guarantor(s).
▪	Reviewing Final Form 1003/Loan application to ensure complete execution that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property.
▪	Confirming, if applicable, business license(s) and P&L’s are present, valid, and adheres to credit policy requirements.
▪	Confirming, if applicable, second mortgage documents are present, valid, align with approved terms amounts, and adhere to credit policy requirements.
▪	Reviewing final loan approval worksheets for accuracy, completion, documentation of approval for any exceptions, and evaluating such items for agreement/consistency with all other documentation contained in the review file.
▪	Reviewing the Certification of Business Purpose and Certification of Non-Owner Occupancy and Indemnity for presence of a completed fields, and verifying that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required.
▪	Verifying presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including the presence of either individual certifications or one certificate containing all required signatures.
▪	Comparing the Primary Residence address(es) listed for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.
▪	Documenting any non-approved credit policy exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

Documents reviewed include the following items (* = where applicable):

Note	Business License*	Flood certificates
Guaranty Agreement(s)*	Business P&L’s*	Purchase agreement(s)*
Deed of Trust / Mortgage	Verification of down payment funds/ funds to close / reserve funds*	Final HUD-1
Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)	Appraisal Report	Title Search Documentation
Final Form 1003 / Loan Application(s)	Broker Price Opinion and market rent addendum*	Evidence of Hazard / Liability / Flood Insurance coverage
Credit Report(s)	Appraisal Review documentation*	Second mortgage documentation*
Verification of Rent / Mortgage (VOR/VOM) payment history*	Existing Leases*	Certification(s) of Business purpose of loan
Identification / proof of residency status	Rent Roll*	Certification(s) of Non-Owner Occupancy and Indemnity*
Background check	Environmental reports

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(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate GSE form (for the Residential Population), (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser (for residential properties) that was actively licensed to perform the valuation, (v) completed, for residential properties, such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guideline requirements, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) analyzed the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and considered whether such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal  and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC or if it was not directly accessible that another valuation product that was directly accessible to AMC was ordered in accordance with the Client’s specific valuation waterfall process. If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

As noted above, 157 Loans were not subjected to compliance testing given the stated loan purpose.

Residential Population (581 Loans)

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

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With regard to TILA-RESPA Integrated Disclosure (“TRID”) testing, AMC implemented the TRID scope of review referenced within the Regulatory Compliance section (III) based on (i) the RMBS 3.0 TRID Compliance Review Scope published by the Structured Finance Industry Group (the "SFIG Compliance Review Scope") and (ii) outside counsel’s interpretations of the published regulations as of the date of review of each mortgage loan. AMC worked with outside counsel and continues to obtain updated interpretations relative to the informal guidance provided by the Consumer Financial Protection Bureau (“CFPB”) which has caused alterations in the review scope and severity of TRID related exceptions, including applicable cures. (This will continue as necessary as additional guidance becomes available, as well as any future rulemaking.) While AMC continues to make a good faith effort to identify material TRID exceptions and apply the appropriate grading, the implementation of new regulations (including TRID) that impact residential mortgages carries certain interpretive risk and continues to evolve, impacting the review scope and exception severity. AMC has worked closely with the NRSROs and the Client to disclose, as mutually agreed upon by the parties, the relevant exceptions per AMC’s suggested review implementation as reviewed by outside counsel; however, no assurances can be provided and/or are given that AMC has included within its Review all areas that may represent risk to the securitization trust, or that areas of risk identified by AMC will result in the potential level of risk indicated by an Event Level or NRSRO grade. Please note that investment properties were excluded from TRID testing.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period;
vi)	any material disclosure violation on a rescindable mortgage loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures, or those related to prepayment penalties on covered transactions; and
vii)	with respect to applicable exception remediation measures, confirm that a letter of explanation, a refund if applicable, new corrected material disclosures and a new notice of right to cancel was provided.
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s).

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c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge.
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements.
f)	With respect to brokered mortgage loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the mortgage loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)	Note: Where available, AMC reviewed the relevant documents in the mortgage loan file and, as necessary, attempted to obtain the mortgage loan originator compensation agreement and/or governing policies and procedures of the mortgage loan originator. In the absence of the mortgage loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the mortgage loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/mortgage loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;
g)	Homeownership counseling (§1026.36):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a mortgage loan to a first time homebuyer that contains a negative amortization feature.
h)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the mortgage loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction.
i)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance.
j)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)	review for presence of mortgage loan originator organization and individual mortgage loan originator name and NMLSR ID, as applicable, on the credit application, note or mortgage loan contract, security instrument, Loan Estimate and Closing Disclosure; and
ii)	verify the data against the NMLSR database, as available.

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to mortgage loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the mortgage loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and

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iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm mortgage loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and mortgage loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the mortgage loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the mortgage loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the mortgage loan file and proper timing;
ix)	confirm that the creditor provided the borrower a list of homeownership counselling organizations within three (3) business days of application; and
x)	confirm that the list of homeownership counselling organizations was obtained no earlier than 30 days prior to when the list was provided to the mortgage loan applicant.

(III) Sections 1098 and 1100A of Dodd-Frank amending TILA and RESPA, as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below (applicable only for mortgage loans with application dates on or after October 3, 2015):

a)	Loan Estimate (LE) (§§1026.19 and 37):
i)	confirm the presence of LE for applications on or after October 3, 2015;
ii)	confirm the initial LE date indicates it was delivered or placed in the mail within three (3) business days of application;
iii)	confirm that certain sections of each LE determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the LE;
iv)	confirm the initial LE was delivered or placed in the mail not later than seven (7) business days prior to consummation of the transaction, or such period was waived due to a bona fide financial emergency;
v)	confirm that any written estimate of terms or costs provided prior to receipt of a LE contained the required disclosures;
vi)	confirm that each revised LE is accompanied by valid written documentation explaining the reason for re-disclosure to allow for fee increases based on a valid change of circumstance and was timely provided within 3 business days of issuance;
vii)	confirm the presence and timely provision of a settlement service provider list (when consumer is given the opportunity to shop for services);
viii)	confirm borrower received LE not later than four (4) business days prior to consummation; and
ix)	confirm LE was not provided to the borrower on or after the date of the CD.
b)	Closing Disclosure (CD) (§§1026.19 and 38):
i)	confirm the presence of CD for applications on or after October 3, 2015;
ii)	confirm the borrower received CD at least three (3) business days prior to consummation, or that such period was waived due to a bona fide financial emergency;
iii)	confirm that certain sections of each CD determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the CD;

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iv)	confirm that a revised CD was received in a timely manner if the initial or any revised CD became inaccurate;
v)	identify tolerance violations based on the charges disclosed on the initial and interim LE’s, initial CD, and reflected on the final CD;
vi)	with respect to tolerance violations based on the disclosed charges on the LE and CD, confirm that the creditor cured the violations no later than 60 days after consummation, or within 60 days of discovery; and
vii)	with respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than 60 days after consummation. (In an attempt to establish a best practices approach to pre-securitization due diligence, as it applies to TILA RESPA Integrated Disclosure testing, the Structured Finance Industry Group (“SFIG”) has a working group that consists of industry participants including third party review providers and law firms who agreed to a standardized approach to remediation considerations. This approach is intended to be based on a reasoned legal analysis that expressly assumes that courts will interpret TRID in accordance with the principals of liability set forth in the letter to the MBA from Richard Cordray, the Director of the CFPB. No assurances can be provided that the courts in question will interpret TRID in accordance with the SFIG Compliance Review Scope.)
c)	Your Home Loan Toolkit (§1026.19):
i)	confirm the presence of Your Home Loan Toolkit in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower; and
ii)	confirm Your Home Loan Toolkit was delivered or placed in the mail not later than three (3) business days after receipt of application.

(IV) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and
d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable mortgage loans for compliance with the ATR and QM rule requirements based upon each mortgage loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the mortgage loan’s status under the ATR or QM rule requirements and assigns a due diligence mortgage loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s mortgage loan designation. Additionally, AMC notes if an originator mortgage loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated mortgage loans, AMC reviews the mortgage loan to determine whether, based on available information in the mortgage loan file: (i) the mortgage loan contains risky mortgage loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a mortgage loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, if the mortgage loan satisfied (i), (ii) and (iii) in the preceding paragraph. In addition, AMC reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated mortgage loan that satisfied the applicable requirements enumerated above, AMC then determines whether the mortgage loan is a Safe Harbor QM or Higher Priced QM by comparing the mortgage loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage. The Review also includes determining, as applicable, whether a mortgage loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

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For each QM designated mortgage loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the mortgage loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay

AMC reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability (the consumer's current employment status); (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

AMC reviews mortgage loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a mortgage loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the mortgage loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a mortgage loan. AMC’s review is based on information contained in the mortgage loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(V) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation; and
iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that (a) the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (b) that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(VI) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(VII) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” mortgage loans, “covered” mortgage loans, “higher-priced” mortgage loans, “home” mortgage loans or any other similarly designated mortgage loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(VIII) Federal and state specific late charge and prepayment penalty provisions.

(IX) Recording Review

AMC noted the presence of recorded documents, when available. However, the majority of mortgage loans in the review population were new production and have only been closed for days or weeks at the time AMC reviewed the mortgage loans and thus have not yet been recorded. AMC verified that documents in the mortgage loan file (most typically closing instructions) included lender instructions for recording, and as applicable, the date the documents were sent for recording, and/or the date that the documents will be recorded.

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As part of the portion of the Review described in this section, AMC will analyze and capture data from the source documents identified in the Document Review below, as applicable.

(X) FIRREA Review

AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparable properties and adjustments were reasonable and that pictures were provided and were accurate. In addition, AMC accessed the ASC database to verify that the appraiser, and if applicable the appraiser’s supervisor, were licensed and in good standing at the time the appraisal was completed.

(XI) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

▪	Initial application (1003);
▪	Underwriting summary / loan approval (1008);
▪	Credit report;
▪	Income and employment documentation;
▪	4506T;
▪	Asset documentation;
▪	Sales contract;
▪	Hazard and/or flood insurance policies;
▪	Copy of note for any junior liens;
▪	Appraisal;
▪	Title/Preliminary Title;
▪	Final 1003;
▪	Changed circumstance documentation;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Note;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;
▪	Subordination Agreement;
▪	FACTA disclosures;
▪	Notice of Special Flood Hazards;
▪	Initial and final GFE’s;
▪	HUD from sale of previous residence;
▪	Final HUD-1;
▪	Initial TIL;
▪	Final TIL;
▪	Loan Estimates;
▪	Closing Disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

Not applicable.

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SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed in Item 3 above.

OVERALL RESULTS GRADING SUMMARY

After considering the grading implications of the Compliance, Credit, and Property/Valuation sections below, 99.05% of the Loans by number in the pool possessed a NRSRO grade of “A”, or “B”.

NRSRO Grade (Morningstar & S&P)	# Loans	% of Loans
A	282	38.21%
B	449	60.84%
C	7	0.95%
Total	738	100.00%

Please note that 157 mortgage loans were not subjected to the Compliance Review and therefore received an “A” grade in such category. Please see the various summaries below and the Exception Detail section for additional detail on exceptions within each category of Review.

COMPLIANCE RESULTS SUMMARY

Please note that 157 Loans are small balance commercial loans on residential properties. These Loans were not subjected to a compliance review and therefore did not receive a compliance grade. Of the 581 Loans subject to a compliance review, 577 loans (99.31% by count) received an “A” or “B” compliance grade and four (4) Loans (0.69%) received a compliance grade of “C.” The resulting Compliance Grades for the mortgage loans are as follows:

NRSRO Grade (Morningstar & S&P)	# Loans	% of Loans	% Compliance Reviewed Loans
A	220	29.81%	37.87%
B	357	48.37%	61.45%
C	4	0.54%	0.69%
Not applicable	157	21.27%	N/A
Total	738	100.00%	100.00%

CREDIT RESULTS SUMMARY

Within the securitization population, 73.31% of the Loans possessed an “A” grade. In addition, 197 Loans carried a “B” grade where the primary exception was based on a Loan characteristic falling outside of the applicable Underwriting Guidelines; however, a strong documented compensating factor existed.

NRSRO Grade (Morningstar & S&P)	# Loans	% of Loans
A	541	73.31%
B	197	26.69%
Total	738	100.00%

PROPERTY/VALUATION RESULTS SUMMARY

Within the securitization population, 99.46% of the Loans possessed an “A” grade.

NRSRO Grade (Morningstar & S&P)	# Loans	% of Loans
A	734	99.46%
B	1	0.14%
C	3	0.41%
Total	738	100.00%

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EXCEPTION DETAIL

The categories below depict the number of exceptions within a general exception category under each applicable review scope. Please note that a Loan may have had more than one exception overall and more than one exception within an Exception Category and Exception Loan Grade combination.

Exception Type	Exception Level Grade	Exception Category	Total
Compliance	C	TRID Defect	8
		ATR/QM Defect	3
		Total Compliance Grade (C) Exceptions:	11
	B	TRID	324
		TRID Defect	234
		ECOA	38
		ATR/QM Defect	35
		State HPML	23
		RESPA	14
		GSE	12
		Compliance	10
		Missing Non-Required Data	6
		Missing Disclosure	6
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	5
		ATR/QM	4
		State Defect	3
		TILA	2
		Misc. State Level	1
		Federal Defect	1
		Missing, Incorrect, or Incomplete Final or Initial 1003	1
		FACTA	1
		Federal HPML	1
		Total Compliance Grade (B) Exceptions:	721
Total Compliance Exceptions:			732
Credit	B	Credit	170
		Borrower and Mortgage Eligibility	20
		Income / Employment	19
		Guideline	16
		Assets	10
		Loan Package Documentation	6
		Insurance	5
		Property - Appraisal	2
		Missing Document	2
		Total Credit Grade (B) Exceptions:	250
Total Credit Exceptions:			250
Property	C	Property - Appraisal	3
		Appraisal Reconciliation	1
		Total Property Grade (C) Exceptions:	4
	B	Appraisal Reconciliation	1
		Total Property Grade (B) Exceptions:	1
Total Property Exceptions:			5
Grand Total:			987

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DATA INTEGRITY REVIEW RESULTS SUMMARY

Residential Population (581 Loans)

AMC verified data field variances across 62 unique data fields. Some Loans may have exhibited multiple variances which, in some cases, may have resulted from blank data in a submitted data tape. A summary is provided below:

Field Label	Loans With Discrepancy	Total Times Compared	% Variance
# of Bedrooms	0	2	0.00%
# of Units	6	61	9.84%
Amortization Term	35	565	6.19%
Amortization Type	3	560	0.54%
Appraisal Date	3	8	37.50%
Balloon Flag	0	516	0.00%
Borrower Birth Date	0	2	0.00%
Borrower First Name	2	65	3.08%
Borrower FTHB	5	5	100.00%
Borrower Last Name	0	66	0.00%
Borrower Qualifying FICO	1	1	100.00%
Borrower Self-Employed?	0	6	0.00%
Borrower SSN	3	11	27.27%
Borrower Total Income	0	1	0.00%
City	8	574	1.39%
Coborrower Birth Date	0	1	0.00%
Coborrower First Name	0	6	0.00%
Coborrower FTHB	1	2	50.00%
Coborrower Last Name	0	6	0.00%
Coborrower Qualifying FICO	0	1	0.00%
Coborrower Self-Employed?	1	3	33.33%
Coborrower SSN	0	3	0.00%
Coborrower Total Income	0	1	0.00%
Contract Sales Price	4	295	1.36%
Doc Type	44	564	7.80%
First Interest Rate Change Date	1	1	100.00%
First Payment Date	14	565	2.48%
Index Type	4	250	1.60%
Interest Only	24	61	39.34%
Interest Rate Initial Cap	1	2	50.00%

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Interest Rate Life Max	1	2	50.00%
Interest Rate Life Min	9	252	3.57%
Interest Rate Periodic Cap	3	252	1.19%
Interest Rate Periodic Floor	3	250	1.20%
Investor: Qualifying Housing Ratio	3	4	75.00%
Investor: Qualifying Total Debt Ratio	171	519	32.95%
Lien Position	20	566	3.53%
LTV Valuation Value	40	574	6.97%
Margin	8	252	3.17%
Maturity Date	25	565	4.42%
Next Interest Rate Change Date	1	1	100.00%
Note Date	7	516	1.36%
Occupancy	0	570	0.00%
Original CLTV	23	574	4.01%
Original Interest Rate	1	570	0.18%
Original Loan Amount	1	574	0.17%
Original LTV	23	575	4.00%
Original P&I	6	49	12.24%
Original Term	45	570	7.89%
Originator Application Date	1	1	100.00%
Originator Loan Designation	37	508	7.28%
PITIA Reserves Months	482	508	94.88%
Prepayment Penalty	3	508	0.59%
Prepayment Penalty Period (months)	0	7	0.00%
Product Description	0	1	0.00%
Property Type	165	570	28.95%
Purpose	0	575	0.00%
Refi Purpose	7	251	2.79%
Representative FICO	88	573	15.36%
State	1	575	0.17%
Street	3	65	4.62%
Zip	18	575	3.13%
Total	1,355	16,156	0.00%

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SBCRE Population (157 Loans)

AMC verified data field variances across 51 unique data fields. Some Loans may have exhibited multiple variances which, in some cases, may have resulted from blank data in a submitted data tape. A summary is provided below:

Field Label	Loans With Discrepancy	Total Times Compared	% Variance
# of Units	1	34	2.94%
Amortization Term	19	136	13.97%
Amortization Type	1	148	0.68%
Appraisal Date	12	13	92.31%
Balloon Flag	0	115	0.00%
Borrower First Name	3	27	11.11%
Borrower Last Name	11	42	26.19%
Borrower Qualifying FICO	4	4	100.00%
Borrower SSN	10	13	76.92%
City	4	157	2.55%
Coborrower First Name	1	3	33.33%
Coborrower Last Name	1	3	33.33%
Coborrower Qualifying FICO	1	2	50.00%
Coborrower SSN	2	2	100.00%
Contract Sales Price	2	50	4.00%
First Interest Rate Change Date	1	13	7.69%
First Payment Date	0	148	0.00%
Index Type	3	128	2.34%
Index Value	13	13	100.00%
Interest Only	8	21	38.10%
Interest Rate Initial Floor	13	13	100.00%
Interest Rate Life Max	0	13	0.00%
Interest Rate Life Min	10	128	7.81%
Interest Rate Periodic Cap	14	128	10.94%
Interest Rate Periodic Floor	1	115	0.87%
Investor: Qualifying Total Debt Ratio	12	17	70.59%
Lien Position	10	135	7.41%
LTV Valuation Value	14	149	9.40%
Margin	1	128	0.78%
Maturity Date	4	147	2.72%
MERS Min Number	1	1	100.00%
Note Date	14	128	10.94%
Occupancy	0	156	0.00%
Original CLTV	16	149	10.74%
Original Interest Rate	0	156	0.00%
Original Loan Amount	0	149	0.00%
Original LTV	17	157	10.83%
Original P&I	2	20	10.00%
Original Term	24	149	16.11%
Origination Channel	0	21	0.00%
PITIA Reserves Months	78	103	75.73%
Prepayment Penalty	16	115	13.91%
Prepayment Penalty Enforcement	12	13	92.31%
Prepayment Penalty Period (months)	1	30	3.33%
Property Type	47	156	30.13%
Purpose	0	157	0.00%
Refi Purpose	0	90	0.00%
Representative FICO	17	143	11.89%
State	0	157	0.00%
Street	4	42	9.52%
Zip	1	157	0.64%
Total	426	4,294	2.94%

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ADDITIONAL MORTGAGE LOAN POPULATION SUMMARY

The % of Loans totals may not add to 100% due to rounding.

Residential Population (581 Loans)

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	289	49.74%	$101,726,042.00	42.52%
Adjustable	292	50.26%	$137,543,231.00	57.48%
Total	581	100.00%	$239,269,273.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	581	100.00%	$239,269,273.00	100.00%
Total	581	100.00%	$239,269,273.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	93	16.01%	$31,268,619.00	13.07%
Cash Out: Home Improvement/Renovation	10	1.72%	$3,110,500.00	1.30%
Cash Out: Other/Multi-purpose/Unknown Purpose	113	19.45%	$41,407,941.00	17.31%
First Time Home Purchase	117	20.14%	$50,073,655.00	20.93%
Other-than-first-time Home Purchase	211	36.32%	$92,788,886.00	38.78%
Rate/Term Refinance - Borrower Initiated	37	6.37%	$20,619,672.00	8.62%
Total	581	100.00%	$239,269,273.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
0-120 Months	1	0.17%	$127,200.00	0.05%
121-180 Months	2	0.34%	$356,000.00	0.15%
181-240 Months	2	0.34%	$289,500.00	0.12%
241-360 Months	563	96.90%	$226,855,924.00	94.81%
361+ Months	13	2.24%	$11,640,649.00	4.87%
Total	581	100.00%	$239,269,273.00	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	323	55.59%	$128,627,389.00	53.76%
Condo, Low Rise	39	6.71%	$9,944,405.00	4.16%
Condo, High Rise	3	0.52%	$639,775.00	0.27%
PUD	184	31.67%	$88,021,869.00	36.79%
Townhouse	1	0.17%	$197,250.00	0.08%
1 Family Attached	1	0.17%	$75,000.00	0.03%
2 Family	6	1.03%	$3,336,100.00	1.39%
3 Family	4	0.69%	$1,390,850.00	0.58%
4 Family	1	0.17%	$180,000.00	0.08%
Other	19	3.27%	$6,856,635.00	2.87%
Total	581	100.00%	$239,269,273.00	100.00%

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Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	493	84.85%	$210,223,365.00	87.86%
Investment	63	10.84%	$17,893,975.00	7.48%
Second Home	25	4.30%	$11,151,933.00	4.66%
Total	581	100.00%	$239,269,273.00	100.00%

SBCRE Population (157 Loans)

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	14	8.92%	$4,275,350.00	7.62%
Adjustable	143	91.08%	$51,821,503.00	92.38%
Total	157	100.00%	$56,096,853.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	157	100.00%	$56,096,853.00	100.00%
Total	157	100.00%	$56,096,853.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	1	0.64%	$150,000.00	0.27%
Cash Out: Other/Multi-purpose/Unknown Purpose	81	51.59%	$23,939,450.00	42.68%
First Time Home Purchase	2	1.27%	$775,000.00	1.38%
Other-than-first-time Home Purchase	58	36.94%	$21,940,503.00	39.11%
Rate/Term Refinance - Borrower Initiated	15	9.55%	$9,291,900.00	16.56%
Total	157	100.00%	$56,096,853.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
0-120 Months	8	5.10%	$2,481,350.00	4.42%
241-360 Months	149	94.90%	$53,615,503.00	95.58%
Total	157	100.00%	$56,096,853.00	100.00%

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Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	68	43.31%	$27,857,275.00	49.66%
Condo, Low Rise	20	12.74%	$4,966,500.00	8.85%
Condo, High Rise	13	8.28%	$5,996,050.00	10.69%
PUD	16	10.19%	$6,008,925.00	10.71%
1 Family Attached	4	2.55%	$655,100.00	1.17%
2 Family	19	12.10%	$5,759,500.00	10.27%
3 Family	4	2.55%	$1,327,250.00	2.37%
4 Family	4	2.55%	$1,542,000.00	2.75%
Other	9	5.73%	$1,984,253.00	3.54%
Total	157	100.00%	$56,096,853.00	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Investment	157	100.00%	$56,096,853.00	100.00%
Total	157	100.00%	$56,096,853.00	100.00%

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